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                                  EXHIBIT 99.2

                   SECTION 906 CERTIFICATION OF JULIE R. DEAN


                        CERTIFICATION OF PERIODIC REPORT

      In connection with the Annual Report of Diversified Thermal Solutions, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julie R. Dean, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1.) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2003                            By: /s/ JULIE R. DEAN
                                                    -----------------
                                                    Julie R. Dean
                                                    Chief Financial Officer